Exhibit 99




                             [Form of Proxy Card]



                      COMPUTATIONAL SYSTEMS, INCORPORATED


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
   FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 29, 1997


            The undersigned hereby appoints Ronald G. Canada, Kenneth R. Piety and Carlo Gorla, each of them with full power of substitution, as proxies of the undersigned, and hereby authorizes such member or members to represent and to vote all shares of common stock, no par value, of CSI held of record by the undersigned as of the close of business on November 19, 1997, at the Special Meeting of stockholders of CSI to be held on December 29, 1997, and at any adjournments or postponements thereof, upon all subjects that may properly come before the meeting including matters described in the Proxy Statement/Prospectus furnished herewith. The undersigned hereby revokes any previous proxies with respect to matters covered by this Proxy.

            This Proxy, when properly executed, will be voted in the manner marked herein by the undersigned stockholder. THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL. TO VOTE IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS, JUST SIGN AND RETURN THIS PROXY; NO BOXES NEED TO BE CHECKED.

            Your vote is important. Failure to sign and return this Proxy, or attend the Special Meeting and vote by ballot, will have the same effect as a vote against the merger.

                                                              SEE REVERSE SIDE
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            The Board of Directors of CSI  recommends a vote FOR:

      1. Approval and Adoption of the Agreement and Plan of Merger dated as of October 17, 1997 among CSI, Emerson Electric Co., a Missouri corporation ("Emerson"), and Emersub LVII, Inc., a Delaware corporation and wholly-owned subsidiary of Emerson. The Merger Agreement is attached to the accompanying Proxy
            Statement/Prospectus as Annex A.

      FOR   [ ]       AGAINST  [ ]        ABSTAIN  [ ]

      2.    Approval of any proposal to adjourn or postpone the meeting.

      FOR   [ ]       AGAINST  [ ]        ABSTAIN  [ ]

      3. In the discretion of the proxies, to vote upon such other business as may properly come before the meeting, including any adjournment or postponement thereof.

      FOR   [ ]       AGAINST  [ ]        ABSTAIN  [ ]



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                                             (Signature)


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                                             (Title)


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                                             (Signature, if held jointly)

                                            When shares are held by joint
                                            tenants, both should sign.
                                            When signing as attorney,
                                            executor, administrator,
                                            trustee, guardian, corporate
                                            officer or partner, please give
                                            full title as such.  If a
                                            corporation, please sign in
                                            corporate name by president or
                                            other authorized officer.  If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.  This Proxy votes all
                                            shares held in all capacities.


                   PLEASE MARK, SIGN, DATE AND MAIL PROMPTLY